Supplementary Information to Statements of Operations - Schedule of Financial Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial expenses:
In respect of interest loans and bank fees	$ (197)	$ (402)	$ (306)
Other (mainly foreign currency differences)	58	(39)	(341)
Financial expenses total	(139)	(441)	(647)
Financial income expenses, net	$ (139)	$ (441)	$ (647)